EXHIBIT 10.2

AMENDMENT NO. 1 AND WAIVER TO

PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 (this "Amendment"), dated as of May 27, 2004, to the Purchase Agreement, dated as of March 11, 2004 (the "Original Agreement"), is made and entered into by and among HORIZON OFFSHORE, INC., a Delaware corporation (the "Issuer") and the Holders (as defined in the Original Agreement) listed on the signature pages hereof.

W I T N E S S E T H:

WHEREAS, the Issuer and the Holders listed on the signature pages hereof desire to waive or amend certain provisions of the Original Agreement, as more particularly set forth below, in order to permit the issuance by the Issuer of its 18% Subordinated Secured Notes due March 31, 2007 (the "New Subordinated Notes"; such term to include (i) any such notes issued in exchange or substitution therefor or renewal thereof pursuant to Section 10.2 or Section 10.3 of the New Purchase Agreement (as defined below), (ii) any Additional Notes (as defined in the New Purchase Agreement) and (iii) unless the context indicates otherwise, the related Guarantees (as defined in the New Purchase Agreement)) pursuant to a Purchase Agreement (the "New Purchase Agreement"), dated as of May 27, 2004, among the Issuer, the guarantors listed on the signature pages thereof, and the purchasers listed on the signature pages thereof; and

WHEREAS, such waivers and amendments require the approval of the Required Holders.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:

1.        Definitions. Except as otherwise provided in this Amendment, capitalized terms used in this Amendment shall have the meanings set forth for such terms in the Original Agreement. The Notes, as defined in the Original Agreement, are referred to herein as the "Old Notes."

2.        Effectiveness. This Amendment shall be effective upon the execution hereof by the Issuer and the Required Holders; provided, however, that in the event that the Closing under the New Purchase Agreement does not occur on or before May 27, 2004, then this Amendment shall be null and void and of no further force and effect.

3.        Representation and Warranty of each Holder. Each party hereto (other than the Issuer) represents and warrants that it is currently the Holder as of the date hereof of the aggregate principal amount of Old Notes set forth under its name on the signature pages hereof.

4.        Due Authorization. The Issuer represents and warrants that the execution and delivery by the Issuer of this Amendment and of each other Document executed or to be executed by it have been duly authorized by all necessary corporate action, do not require any Approval (except those Approvals already obtained), do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any Organic Document or Contractual Obligation of the Issuer or any law or governmental regulation or court decree or order, and will not result in or require the creation or imposition of any Lien on the properties of the Issuer pursuant to the provisions of any Contractual Obligation of any Obligor, except for Liens imposed pursuant to this Amendment, the Original Agreement or any other Document.

5.        Validity, etc. The Issuer represents and warrants that each of this Amendment and the Amendment Payment (as defined below) constitutes, the legal, valid and binding obligation of the Issuer, enforceable in accordance with its terms subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting rights of creditors generally and to the effect of general principles of equity.

6.        Amendment Payment. The Issuer agrees, if the Closing under the New Purchase Agreement occurs, to make an additional cash payment (the "Amendment Payment") on the Old Notes currently held by the Holders party hereto on a pro rata basis to the Holders thereof at Maturity in an aggregate amount equal to (i) $3,700,000 (such amount to be reduced by a percentage equal to the percentage of the aggregate principal amount of outstanding Old Notes held on the date hereof by Holders who are not parties to this Amendment) if the Maturity date is the Stated Maturity Date or (ii) if the Maturity date is earlier than the Stated Maturity Date, the present value of $3,700,000 (such amount to be reduced by a percentage equal to the percentage of the aggregate principal amount of outstanding Old Notes held on the date hereof by Holders who are not parties to this Amendment) on such Maturity date, discounted from the Stated Maturity Date using a rate of 16%, compounded quarterly. For purposes of the immediately preceding sentence, "Maturity" shall include with respect to any Old Note any issuance by the Issuer or any of its Subsidiaries of equity securities in exchange for such Old Note. Each Old Note held by a Holder party hereto will, following the Closing under the New Purchase Agreement, also represent the Issuer’s pro rata obligation with respect to the Amendment Payment. Promptly following the Closing under the New Purchase Agreement, each Old Note held by a Holder party hereto will be replaced by a replacement Old Note so reflecting. The Amendment Payment will be subordinated Indebtedness of the Issuer and the Guarantors, subject to all provisions of the Original Agreement to the same extent as the Old Notes, except as follows:

(a)	for the avoidance of doubt, the amount of any Amendment Payment shall not be considered outstanding principal under the Original Agreement prior to Maturity except for purposes of Sections 2.1.2, 2.2(b), 2.2(c) and 2.5 thereof (each as described below);

(b)	for the avoidance of doubt, the Amendment Payment will not accrue interest pursuant to the Original Agreement, except during the occurrence of an event described in Section 2.1.2 thereof, at which time the Amendment Payment will accrue interest at the Post-Default Rate then applicable to the Old Notes, as set forth in Section 2.1 of the Original Agreement; and

(c)	any principal payments pursuant to Section 2.2(b) or (c) or Section 2.5 of the Original Agreement shall be applied first to the payment of the principal of the Old Notes and then to the payment of the Amendment Payment.

7.        Amendment of Section 2.2(b). Section 2.2(b) of the Original Agreement is hereby amended and restated in its entirety as follows:

(b)        Prior to the Stated Maturity Date, the Issuer may from time to time on any Business Day, make a voluntary prepayment (allocated on a pro rata basis to each Noteholder), in whole or in part, of the outstanding principal amount of the Notes; provided, however, that (i) the Issuer shall allocate the amount of any such voluntary prepayment between the Notes and the New Subordinated Notes on a pro rata basis based on the aggregate principal amount of the Notes and New Subordinated Notes then outstanding; (ii) all such voluntary prepayments shall require at least three (3) Business Days prior written notice to the Noteholders, (iii) all such voluntary prepayments shall be in a minimum amount of $1,000,000 (subject to the Issuer’s right to prepay in full the entire unpaid principal amount of the Notes), and (iv) as to the voluntary prepayment in full of the Notes, such prepayment shall require at least five (5) Business Days prior written notice to the Noteholders.

8.        Amendment of Section 2.4(a). Section 2.4(a) of the Original Agreement is hereby amended to add the following sentence after the first sentence thereof:

In addition, the Obligors may issue Additional Notes to the Noteholders (allocated on a pro rata basis to each Noteholder) in compliance with the terms of this Agreement.

9.        Amendment of Section 6.1.8. The first sentence of Section 6.1.8 of the Original Agreement is hereby amended and restated in its entirety as follows:

If (1) any Obligor transfers or causes to be transferred, in one transaction or a series of related transactions, any Collateral to any Subsidiary that, following such transaction or series of related transactions, is not a Guarantor, (2) if any Subsidiary that is a "significant subsidiary" (as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission) is not at such time a Guarantor or (3) if any Subsidiary that is not at such time a Guarantor is or becomes a guarantor of the subordinated secured notes issued by the Issuer pursuant to the terms of the New Purchase Agreement, then such transferee, significant subsidiary or other Subsidiary shall:

10.      Amendment of Section 9.1. Section 9.1 of the Original Agreement shall be amended by adding alphabetically therein the following defined terms:

"New Purchase Agreement" means the Purchase Agreement, dated as of May 27, 2004, among the Issuer, the guarantors listed on the signature pages thereof, and the purchasers listed on the signature pages thereof.

"New Subordinated Notes" means the 18% Subordinated Secured Notes due March 31, 2007 issued from time to time by the Issuer pursuant to the New Purchase Agreement and guaranteed by the guarantors as set forth therein.

11.      Collateral-Related Amendments. (a) Schedule 3 of the Original Agreement shall be amended by adding at the end thereof:

(24) Upon the conditions and as more fully described in Section 6.1.11(b) of the New Purchase Agreement, an escrow and security agreement or other appropriate agreement or document, in form and substance satisfactory to the Noteholders, pursuant to which the escrow agent holds the monies thereunder first in favor of RLI Insurance Company, second in favor of the Collateral Agent on behalf of the Noteholders (as defined in the New Purchase Agreement) and third in favor of the Noteholders

(25) Time Deposit Account Pledge and Control Agreement, dated May 27, 2004, by and among Horizon Offshore Contractors, Inc. and Elliott Associates, L.P., as Collateral Agent, and Southwest Bank of Texas, N.A.

(b)       Schedule 5 of the Original Agreement shall be amended by amending and restating paragraph (2) therein as follows:

(2) "Contrato de Fianza" (Guaranty Agreement), dated as of May 27, 2004, granted by ECH Offshore, S. de R.L. de C.V. in favor of Elliott Associates, L.P.

Schedule 5 of the Original Agreement is further amended to add at the end thereof:

(4) "Contrato de Fianza" (Guaranty Agreement), dated as of May 27, 2004, granted by HOC Offshore S. de R.L. de C.V. in favor of Elliott Associates, L.P.

12.        Tax Treatment. For U.S. federal income tax purposes, the Issuer and each Holder listed on the signature pages hereof agree (i) to treat the amendments made pursuant to this Amendment as not resulting in a "significant modification" of the Old Notes within the meaning of U.S. Treasury regulations section 1.1001-3, (ii) solely for purposes of Sections 1272 and 1273 of the Internal Revenue Code of 1986, as amended (relating to the computation of original issue discount), to treat the amendment set forth in paragraph 6 hereof as resulting in the retirement and reissuance of the Old Notes on the date hereof for an amount equal to the adjusted issue price of the Old Notes on such date, resulting in a yield-to-maturity of 34.84748% and (iii) not to take any position on any return or report filed with the Internal Revenue Service or any other Governmental Authority that is inconsistent with the foregoing.

13.        Waivers. Each of the Holders hereby consents to the issuance of the New Subordinated Notes and all of the other transactions contemplated by the New Purchase Agreement, including, without limitation, the taking of any action with respect to collateral and the issuance of additional New Subordinated Notes, and in furtherance thereof hereby waives compliance with all of the provisions contained in the Original Agreement and the other Documents to the fullest extent necessary to permit the execution and delivery of the New Purchase Agreement, the issuance of the New Subordinated Notes and all of the other transactions contemplated by the New Purchase Agreement.

14.        Ratification of Original Agreement. The parties hereto hereby ratify and confirm all of the terms and conditions of the Original Agreement, as amended hereby, and except as modified, amended or supplemented by this Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.

15.        Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof have been executed by the Issuer and each Holder listed on the signature pages hereof.

16.        Headings. The various Headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

HORIZON OFFSHORE, INC.

By:	/s/ David W. Sharp
Name: David W. Sharp
Title: Executive Vice President and Chief Financial Officer

INITIAL PURACHASERS:

ELLIOTT ASSOCIATES, L.P.

By:	Elliott Capital Advisors, L.P., as General Partner

By:	Braxton Associates, Inc., as General Partner

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Aggregate Principal Amount: $5,000,000.00

Address:	712 Fifth Avenue 36th Floor New York, New York 10019

ELLIOTT INTERNATIONAL, L.P.

By:	Elliott International Capital Advisors Inc., as Attorney-in-Fact

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Address:	712 Fifth Avenue 36th Floor New York, New York 10019

Aggregate Principal Amount: $10,000,000.00

FALCON MEZZANINE PARTNERS, LP

By:	Falcon Mezzanine Investments, LLC, its General Partner

By:	/s/ Eric Rogoff
Name: Eric Rogoff
Title: Vice President

Address:	60 Kendrick Street Needham, Massachusetts 02494
Telecopier No.:	(781) 247-7299

Aggregate Principal Amount: $17,850,000.00

D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.

By:	/s/ Max Holmes
Name: Max Holmes
Title: Authorized Signatory

Address:	120 West 45th St. New York, New York 10036
Telecopier No.:	(781) 247-7299

Aggregate Principal Amount: $3,150,000.00

SACC PARTNERS, LP

By:	/s/ Tom Kelleher
Name: Tom Kelleher
Title: General Partner

Address:	11150 Santa Monica Blvd., Suite 750 Los Angeles, CA 90025
Telecopier No.:	(781) 247-7299

Aggregate Principal Amount: $4,095,000.00

KEVIN G. DOUGLAS AND MICHELLE M. DOUGLAS, JTWROS

By:	/s/ Kevin Douglas
Name: Kevin Douglas
in his capacity as joint tenant with right of survivorship

By:	/s/ Michelle Douglas
Name: Michelle Douglas
in her capacity as joint tenant with right of survivorship

Address:	1101 5th Ave., Suite 360 San Rafael, CA 94901

Aggregate Principal Amount: $2,100,000.00

DOUGLAS FAMILY TRUST

By:	/s/ James E. Douglas Jr.
Name: James E. Douglas Jr.
Title: Trustee

By:	/s/ Jean A. Douglas
Name: Jean A. Douglas
Title: Trustee

Address:	1101 5th Ave., Suite 360 San Rafael, CA 94901

Aggregate Principal Amount: $1,050,000.00

JAMES DOUGLAS AND JEAN DOUGLAS IRREVOCABLE DESCENDANT’S TRUST

By:	/s/ Kevin Douglas
Name: Kevin Douglas
Title: Trustee

By:	/s/ Michelle Douglas
Name: Michelle Douglas
Title: Trustee

Address:	1101 5th Ave., Suite 360 San Rafael, CA 94901

Aggregate Principal Amount: $1,050,000.00

B. RILEY & CO. PROFIT SHARING, INC.

By:	/s/ Bryant Riley
Name: Bryant Riley
Title: Trustee

Address:	11150 Santa Monica Blvd., Suite 750 Los Angeles, CA 90025

Aggregate Principal Amount: $105,000.00

B. RILEY & CO., INC.

By:	/s/ Bryant Riley
Name: Bryant Riley
Title: Chairman

Address:	11150 Santa Monica Blvd., Suite 750 Los Angeles, CA 90025

Aggregate Principal Amount: $682,500.00

L. MILLER III GST dtd 12/31/91

By:	/s/ Lloyd I. Miller
Name: Lloyd I. Miller
Title: Trustee

Address:	4550 Gordon Drive Naples, FL 34102

Aggregate Principal Amount: $262,500.00

MILFAM, LLC

By:	/s/ Lloyd I. Miller
Name: Lloyd I. Miller
Title: General Partner

Address:	4550 Gordon Drive Naples, FL 34102

Aggregate Principal Amount: $262,500.00

CATHERINE C. MILLER IRREV TR DTD 3/26/91

By:	/s/ Lloyd I. Miller
Name: Lloyd I. Miller
Title: Trustee

Address:	4550 Gordon Drive Naples, FL 34102

Aggregate Principal Amount: $262,500.00

ALEXANDRA B. MILLER

By:	/s/ Lloyd I. Miller
Name: Lloyd I. Miller
Title: Custodian FL/UTMA

Address:	4550 Gordon Drive Naples, FL 34102

Aggregate Principal Amount: $262,500.00

LLOYD I. MILLER

By:	/s/ Lloyd I. Miller
Name: Lloyd I. Miller
in his individual capacity

Address:	4550 Gordon Drive Naples, FL 34102

Aggregate Principal Amount: $262,500.00

LLOYD I. MILLER TRUST A-4

By:	PNC Bank

By:	/s/ Alan Goldman
Name: Alan Goldman
iTitle: Trustee

Address:	4550 Gordon Drive Naples, FL 34102

Aggregate Principal Amount: $2,100,000.00

MILFAM I, L.P.

By:	/s/ Lloyd I. Miller
Name: Lloyd I. Miller
iTitle: Limited Partner

Address:	4550 Gordon Drive Naples, FL 34102

Aggregate Principal Amount: $2,100,000.00

MILFAM II, L.P.

By:	/s/ Lloyd I. Miller
Name: Lloyd I. Miller
iTitle: Limited Partner

Address:	4550 Gordon Drive Naples, FL 34102

Aggregate Principal Amount: $2,100,000.00

MILGRAT II PREMIUM

By:	/s/ Lloyd I. Miller
Name: Lloyd I. Miller
iTitle: Trustee

Address:	4550 Gordon Drive Naples, FL 34102

Aggregate Principal Amount: $525,000.00

HIGHLAND CRUSADER OFFSHORE PARTNERS

By:	/s/ Kurt Plumer
Name: Kurt Plumer
iTitle: General Partner

Address:	13455 Noel Road, Suite 1300 Dallas, TX 75240

Aggregate Principal Amount: $4,200,000.00

RICHARD RILEY

By:	/s/ Richard Riley
Name: Richard Riley
in his individual capacity

Address:	133 Shoreclifff Road, Corona del Mar, CA 92625

Aggregate Principal Amount: $262,500.00

BRYANT AND CARLEEN RILEY

By:	/s/ Bryant Riley
Name: Bryant Riley
in his capacity as joint tenant with right of survivorship

By:	/s/ Carleen Riley
Name: Carleen Riley
in her capacity as joint tenant with right of survivorship

Address:	12710 Marlboro Street Brentwood, CA 9004

Aggregate Principal Amount: $105,000.00